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                                                                    EXHIBIT 23.0







                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS






The Board of Directors
Home Shopping Network, Inc.


We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG Peat Marwick LLP
                                        -------------------------------
                                        KPMG Peat Marwick LLP


St. Petersburg, Florida

November 15, 1996